Positioned for performance: An overview of 2016 and beyond West Coast Utilities Seminar Las Vegas, Nevada March 23, 2017 NYSE: AVA www.avistacorp.com

All forward-looking statements are Avista management’s present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For more information on such factors and uncertainties, consult Avista’s most recent form 10-K and 10-Q, which are available on our website at www.avistacorp.com Disclaimer 2

3 Strong and stable utility core  Regulated electric and natural gas operations  Serves customers in Washington, Idaho and Oregon  Contributes about 95% of earnings  Regulated electric operations  Serves customers in City and Borough of Juneau Avista Utilities Alaska Electric Light & Power Company (AEL&P) Long history of service, trust, innovation and collaboration Photo: Spokane River Upper Falls

4 Steadily building long-term value Reliably building value for our customers, investors, communities and employees Projecting long-term earnings and dividend growth of 4% to 5% Avista Utilities AEL&P Strategic Investments  5% to 6% rate base growth through utility capital investments  Upgrading infrastructure; grid modernization  Customer and load growth ~1%  Near-term earnings are challenged due to 2016 Washington rate order  Committed to reducing timing lag and align our earned returns with those authorized by the 2019-2020 time period  Strong near-term rate base growth through investment in generation  Customer and load growth ~1%  Developing platforms for future growth □ Targeting expanded natural gas services via LNG* □ Exploring data science and advanced analytics □ Investing in emerging technologies *LNG: Liquefied natural gas

Avista Utilities Investments in utility infrastructure 5

6  Diverse customer base □ 30,000 square mile service territory □ Service area population 1.6 million – 377,000 electric customers – 340,000 natural gas customers  Strong customer focus □ 90% percent or better customer satisfaction ratings every year since 1999 □ Developing key customer initiatives  Invested in our communities □ More than $2 million per year in charitable donations and over 48,000 volunteer hours from our employees Providing safe and reliable service for 128 years Solid foundation and continued commitment to innovation Information as of Dec. 31, 2016

7 A responsible mix of generation Hydro 49% Biomass 2%Wind 4.5% Coal 9.5% Natural Gas 35% Avista Utilities Electricity Generation Resource Mix* Dec. 31, 2016  Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs  Long resources through 2021; evaluating preferred resource strategy and will file an electric Integrated Resource Plan in August  Exceeds Washington state’s 15% Renewable Portfolio Standard for the next 20 years Founded on clean, renewable hydropower *Based on maximum capacity Excludes AEL&PPost Falls Dam, Idaho

8 Projected Investments to upgrade our systems * Other includes Facilities and Fleet ** Excludes capital expenditures at AEL&P of $16 million in 2016, and projected capital expenditures of $7 million in 2017, $7 million 2018 and $13 million in 2019 5% to 6% rate base growth $139 $137 $164 $157 $55 $59 $48 $47 $53 $50 $47 $46 $50 $47 $43 $42 $46 $49 $46 $52 $36 $42 $40 $48 $17 $21 $14 $9 $403 $405 $405 $405 2016 2017 2018 2019 Avista Utilities Capital Expenditures** ($ millions) Environmental Other* Gas Customer Growth Enterprise Technology Generation T&D

9 Investing in our utility Little Falls Plant Upgrade Grid Modernization Aldyl A Natural Gas Pipe Replacement Advanced Metering Infrastructure (AMI) Preserving and enhancing service reliability Electric Vehicle Pilot Program

10 Driving effective regulatory outcomes Planned recovery of costs and capital investments Washington  Dec. 15, 2016, received an order which denied the Company's proposed electric and natural gas rate increase requests of $38.6 million and $4.4 million, respectively, that were originally filed in February 2016.  Current electric and natural gas retail rates will remain unchanged in Washington State.  Dec. 23, 2016, filed a Petition for Reconsideration, or in the alternative, for Rehearing. The Commission denied the petition on Feb. 27, 2017.  Expect to file a new electric and natural gas general rate case in the second quarter of 2017 that will address the issues raised by the Commission.  New commissioner, Jay Balasbas, appointed to Commission to begin serving May 1, 2017; pending senate approval. Idaho  Dec. 28, 2016, received approval of all- party settlement agreement designed to increase annual electric base revenues by 2.6% or $6.3 million, plus continued recovery of $4.1 million of costs related to Palouse Wind Project through the PCA mechanism.  Based on a 9.5% return on equity with a 50.0% common equity ratio.  New rates took effect Jan. 1, 2017. Alaska  Sept. 16, 2016, filed an electric general rate request to increase revenues by 8.1% or $2.8 million.  An interim rate increase of 3.86% or $1.3 million was effective Nov. 23, 2016.  An additional $2.9 million annually from interruptible service was approved to reduce overall revenue requirement from $5.7 million to $2.8 million.  Request based on a 58% equity ratio and a 13.8% return on equity.  The RCA has approximately 15 months to rule on the permanent rate increase.  The statutory timeline for the AEL&P GRC, with the consent of the parties, has been extended to Feb. 8, 2018. Oregon  Nov. 30, 2016, filed a natural gas rate request to increase revenues by 9% or $8.5M.  Request based on 50% equity ratio and 9.9% return on equity.  The PUC has up to 10 months to review and rule; if approved, new rates would take effect no later than Oct. 1, 2017.

Alaska Electric Light & Power Company (AEL&P) Growing the utility core 11

Oldest regulated electric utility in Alaska, founded in 1893 12  Serves 17,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower  One of the lowest-cost electric utilities in the state  Approved capital structure of 53.8% equity and an authorized return on equity of 12.875% Diversifying our utility footprint Juneau, Alaska

13 Strategic Investments Developing platforms for future growth

 Expand natural gas services via LNG □ Salix (subsidiary) – Generation – diesel substitution – Marine fueling – Rail fueling  Targeted investments □ Energy Impact Partners – Private equity fund that invests in emerging technologies, products, services, and business models throughout electricity supply chain with a collaborative, strategic investment approach □ Plum Energy – Small LNG project investments □ TROVE – Leverage AMI, consumer and other data through predictive analytics Creating new growth platforms 14

15 Financial Performance Metrics

Prudent balance sheet and liquidity Debt 52.9% Equity 47.1% Consolidated Capital Structure Dec. 31, 2016 16 Additional long-term debt maturities beyond 2027 not shown $245.6 million of available liquidity at Avista Corp. as of Dec. 31, 2016  In 2016, issued and sold $175.0 million of first mortgage bonds due in 2051  Issued 1.6 million shares of common stock under our sales agency agreements for total net proceeds of approximately $65 million as of Dec. 31, 2016  In second half of 2017, expect to issue approximately $110.0 million of long-term debt and up to $70.0 million of common stock $273 $90 $52 $250 14 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 No significant maturities until 2018 ($ millions)

$1.85 $3.10 $1.97 $2.15 2013 2014 2015 2016 2017 Guidance Continuing Operations Ecova (DiscOp) $1.80-$2.00 17 Continued long-term earnings growth Total Earnings per Diluted Share Attributable to Avista Corporation Business Segments Q4 2016 Q4 2015 Avista Utilities $0.59 $0.51 AEL&P $0.05 $0.04 Other $(0.02) $(0.01) Continuing Operations  Diluted EPS $0.62 $0.54 Ecova (DiscOp) - $0.07 TOTAL  Diluted EPS $0.62 $0.61

18 2017 Earnings Guidance Avista Utilities $1.71  $1.85 AEL&P $0.10  $0.14 Other $(0.01)  $0.01 Consolidated $1.80  $2.00 Guidance Assumptions  Our outlook for Avista Utilities assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.  Our outlook for AEL&P assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.  Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.  As a change from earnings guidance in prior years, the midpoint of our Avista Utilities guidance range for 2017 includes $.07 of expense under the ERM; which is within the 90 percent customers/10 percent shareholders sharing band. The impacts of the ERM are included in the midpoint of our guidance for 2017 as power supply costs were not reset in the Washington order for 2017.  Our earnings guidance range results in an expected return on equity range for Avista Utilities of 7.4 percent to 7.8 percent. The difference between our authorized ROE and expected ROE is made up of continued unrecovered structural costs of 70 to 90 basis points (bps) and 100 to 120 bps of regulatory timing lag directly associated with the Washington jurisdiction and resulting from the 2016 order. 2017 Earnings negatively impacted by Washington order

*Current quarterly dividend of $0.3575 annualized 19 Dividend growth expected to keep pace with long-term earnings growth Attractive and growing dividend $1.22 $1.27 $1.32 $1.37 $1.43 2013 2014 2015 2016 2017*

20 An attractive investment  Strong and responsible core utility □ Investing substantially to modernize infrastructure and upgrade systems □ Steady returns and attractive dividend yield □ One of the greenest utilities in the U.S.* □ Committed to reducing current regulatory timing lag of 100-120 bps by the 2019-2020 time period  Focus on utility growth □ Selective acquisitions □ Developing new products and services and supporting economic development throughout service area  Positioning for the future □ Strategically investing in ways to extend access to natural gas via LNG, leverage AMI data through applied analytics, gain insight into leading-edge energy solutions □ Track record of innovation (e.g. Itron, ReliOn, Ecova) *Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, July 2016 Photo: Cabinet Gorge Dam Reliably building value for our customers, investors, communities and employees

We welcome your questions Company Contact Lauren Pendergraft, Investor Relations Manager 509-495-2998 Lauren.pendergraft@avistacorp.com www.avistacorp.com Photo: Huntington Park, Spokane, Wash. 21